ENTERTECH MEDIA GROUP, INC.
                              920 North Nash Street
                          El Segundo, California 90245
                             Telephone (310)414-1128
                                (310)414-1129 Fax

                                March 5, 2001


HAND DELIVERED

Mr. V. Michael McGuire
ACAP Financial
Suite 101, American Plaza III
47 West 200 South
Salt Lake City, Utah  84101

         Re:      ENTERTECH MEDIA GROUP, INC.

Dear Mr. McGuire:

         Thank you for the copy of the November 21, 2000 letter from NASD Regulation regarding EnterTech Media Group, Inc. The company has attempted to collect the information requested and provides the following supplemental information in response to the numbered items in the NASD's letter:

         1. Attached you will find a signed copy of Alexander H. Walker, Jr.'s letter dated October 11, 2000.

         2. Copies of the company's Form 10-QSB for each of the filing periods in the year 2000 are attached. Also attached is a copy of the company's Form 10-KSB filed on June 16, 2000.

         3. The company last filed an Amended Form 10-SB with the Securities and Exchange Commission on June 19, 2000. As of this date, the company has not received additional comments from the staff regarding the company's Amended Form 10-SB. Given the significant period of time which has elapsed since the last filing, the company assumes that the staff has completed its review and has no additional comments. In this regard, the company understands that the following staff members were reviewing the company's filing: Ed Evangelidi (202) 942-1771, Ed Loftus (202) 942-2950, Jonathan Ingram (202) 942-1843 and William Underhill
(202) 942-2950 who supervised the review of the company's filing.

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         4. A copy of the final Amended Form 10-SB is attached.

         5. The company has filed its Form 10-QSB for the third quarter of 2000. A copy of that filing is attached. With this filing, it is the company's understanding that it is current on its reporting obligation.

         6. The company has prepared and filed a Form 8-K regarding its relationship with Talk Visual Corporation and its separate relationship with World Net Resources Group, Inc., two of the company's shareholders. A copy of that Form 8-K is attached. As explained therein, the company has entered into business relationships with these shareholders. Under the terms of those business relationships, the company issued shares of its common stock to these entities.

         The company also has a business relationship with Whyteburg, Ltd, another shareholder. This relationship involves a loan from Whyteburg to the company and is detailed in the company's Form 10-SB and Amended Form 10-SB filings. Amounts received from the company pursuant to this loan have been capitalized and are not carried on the company's books as loans. Accordingly, Whyteburg has been issued shares of the company's common stock. The certificates representing such shares bear appropriate restrictive legends. A discussion of this transaction can be found at page 17 of the company's June 19, 2000 Amended Form 10- SB.

         John Daly, an officer and director of the company, has the following relationships with the following shareholders:

                  Shareholder                 Relationship

                  Eileen Ball                 Sister
                  William Ball                Brother-in-law
                  Daniel Ball                 Nephew
                  Peter C. Branscombe         Brother-in-law
                  Kathleen Branscombe         Sister
                  John Branscombe             Nephew
                  Stephen Branscombe          Nephew
                  Karen Branscombe            Nephew's wife
                  Peter T. Branscombe         Nephew
                  Francis Branscombe          Niece
                  Mark Coster                 Niece's husband

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                  Theresa Coster              Niece
                  Brigitte Daly               Ex-wife (mother of Jennifer and
                                              Michael Daly)
                  Jennifer Daly               Daughter
                  Julian Daly                 Son
                  Michael Daly                Son
                  Timothy Laurence Daly       Son
                  Mark Delaiche               Niece's husband
                  Susan Delaiche              Niece
                  David Foster                Niece's husband
                  Jacqueline Foster           Niece
                  Greg Hicks                  Nephew
                  Terry Hicks                 Brother-in-law
                  John Smallcombe             Cousin
                  Joanne Taylor               Niece
                  Stephen Taylor              Niece's husband
                  Patricia Voltier            Sister
                  Mark Voltier                Nephew
                  Lorna Voltier               Nephew's wife
                  Kelly Winn                  Mother of Julian and Timothy
                                              (John Daly's sons)

         Mark Tolner, an officer and director of the company, has the following relationships with the following shareholders:

                  Shareholder                 Relationship

                  Cynthia Klein               Mr. Tolner's wife
                  Adam Tolner                 Mr. Tolner's brother
                  Joanne Tolner               Mr. Tolner's daughter
                  Pamela Tolner               Mr. Tolner's mother
                  Ross Tolner                 Mr. Tolner's son

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         Alexander H. Walker, Jr., a director of the company,  has the following relationships with the following shareholders:

              Shareholder                     Relationship

              Talk Visual Corporation         Mr. Walker is a director of
                                              Talk Visual

              Alexander H. Walker III         Mr. Walker's son
              Amanda Cardinalli               Mr. Walker's daughter
              Timotha Kent                    Mr. Walker's daughter

              Nevada Agency & Trust Company   Mr. Walker is an owner, officer
                                              and director.  NATCO also is the
                                              company's transfer agent

              Hidden Splendor Resources       Mr. Walker's wife owns and
                                              controls Hidden Splendor

         7. Except as previously disclosed, no officer or director of the issuer is also an officer, director or principal shareholder of any corporation on the issuer's shareholder list.

         With regard to the identity of the individuals who are officers, directors and principal shareholders of the corporations on the shareholders list, the company assumes that the staff of NASD Regulation has requested such information out of concern that there may be hidden relationships between the corporate shareholders and the company's management which somehow allow management to control the "float" of the freely tradable shares of the company's common stock. In order to assuage such concerns the company provides the following information regarding these "corporate shareholders," which the company has placed into three groups:

         First, certain corporate shareholders likely do not raise much concern with the staff. For example, some of the corporate shareholders are NASD members, the nominee names of such members or securities depositories. Such shareholders include Cede & Co., Hutchins Securities and Wilco. None the officers or directors of the company hold or otherwise control shares held in these names. The company assumes that NASD Regulation is aware of the identities of the officers, directors and control shareholders of these entities and that these entities are not the focus of the staff's concerns.

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

         The second group includes corporate entities with which the company has done business or with which the company has continuing relationships. These relationships are summarized as follows and, where such information is available to the company, the requested officer, director and controlling shareholder information is listed:

         Cullen Trading Ltd. CTL is one of the company's shareholders. The principals of Cullen Trading are Jason Tabone and Stephen Hirst.

         Hidden Splendor Resources, Ltd. HSRL is solely owned and controlled by Cecil Ann Walker. Mrs. Walker is the wife of Alexander H. Walker, Jr., one of the company's directors. Mr. Walker's relationship to HSRL is disclosed in the company's filings with the SEC.

         Morgounova Corporation. Morgounova provided translation services for the company as part of the company's business activities in Russia. Morgounova was issued shares of the company's common stock in exchange for such services.

         Nevada Agency & Trust Company. NATCO is the company's transfer agent. Alexander H. Walker, Jr., a director of the company, owns and controls NATCO with his wife, Cecil Ann Walker. Mr. Walker's relationship to NATCO is disclosed in the company's filings with the SEC. Mr. Walker's daughter, Amanda Cardinalli, also is an officer of NATCO.

         Talk Visual Corporation The company's relationship to TVCP is described in the attached Form 8-K. Talk Visual is a reporting company. Its officers, directors and control shareholders are listed in its filings with the SEC. For ease of reference, a copy of Items 9 and 11 of TVCP's last Form 10-KSB is attached hereto.

         Whyteburg Limited. As indicated above, Whyteburg has provided operating capital to the company. The principals of Whyteburg Limited are Christopher Langenauer and Margrith Burer.

         Worldnet Resources Group, Inc. The company's relationship to WRGI is described in the attached Form 8-K.

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

         Lastly, the company does not have the requested information regarding certain corporate shareholders. These are corporations in which there is no relationship or affiliation between either the company or any of its current officers or directors. These include:

             Shareholder                      Shares Owned

             Bencivenga Enterprises                 883
             Cardav Finance                         417
             HL Green Enterprises                    42
             Hanifen Imhoff Inc.                  4,000
             Lippy's, Inc.                           84
             Natseco                                583
             Pacific National Venture, Inc.       9,166
             Pacific-Southeast Corp.                 63
             Quick and Easy Software, Inc.        3,750
             Sigler & Co.                            42

         8. After inquiry of the company's officers and directors, it is the company's understanding that none of the company's officers and directors hold shares of the company in the name of Cede & Co or any nominee name of a NASD member.

         9. The company's issuances of shares is detailed in paragraph 11 below. The company's currently freely tradeable shares were issued in a number of transactions which date back to 1987. The exemptions from registration for theses transactions also is noted below. In the case of securities issued pursuant to the exemption from registration under the provisions of Section 4(2) of the Securities Act of 1933, as amended, the holding period for such shares, with the exception of those issued in the last year, has long since run. The vast majority of the company's free trading shareshave been held by the underlying shareholders for a long period of time.

         10. Attached is a schematic diagram which depicts how the issuer came into its current state.

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

         11. The following information is complete as to each issuance of stock and the exemption from registration claimed from inception March 19, 1987 to the date hereof:

         a. The company issued 100,000 shares to its insiders being the officers and directors named in the 504 material on March 19, 1987. The exemption from registration is claimed under Section 4(2) of the Securities Act of 1933, as amended.

         b. The company issued 600,000 shares to seventy-nine (79) persons in reliance upon the provisions of Rule 504. A copy of the Prospectus is attached hereto as Exhibit "A". It was reviewed and cleared by the Securities Division of the Secretary of State's office on February 11, 1987.

         c. On March 30, 1987, the company changed its name to Stone International and authorized a forward split of the stock on a five (5) for one
(1) basis. Thus, there were issued and outstanding 3,000,000 shares of stock. Since a split is neither a sale or purchase, such a transaction is not subject to the provisions of the Securities Act of 1933, as amended.

         d. On July 10, 1987, 3,000,000 shares were issued to four (4) persons. There was a change in management. The exemption from registration was claimed under Section 4(2) of the Securities Act of 1933, as amended.

         e. On May 26, 1988, 1,800,000 shares were returned to the treasury. This transaction was not subject to the provisions of the Securities Act of 1933, as amended.

         f. As of December 31, 1988 and 1989, there were 4,200,000 shares issued and outstanding.

         g. On May 1, 1990, the company changed its name to Armas Int. Mfg. Co. Inc. There were three separate issuances of stock. On May 27, 1990, two (2) persons received 15,000 shares; on September 4, 1990 eighteen (18) persons were issued stock; on November 20, 1990 eleven (11) persons were issued 369,749 shares and on that same date sixteen (16) persons were issued 230,000 shares. On May 1, 1990, there was a twenty (20) for one (1) reverse split. As of the year ended December 31, 1990, there were 760,749 shares issued and outstanding. On the three securities transactions, the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, was claimed.

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

         h. During the year 1991, there were ten (10) separate issuances of securities. On February 4, 1991 21,080 shares were issued to ten (10) persons; on March 7, 1991 15,000 shares were issued to two (2) persons; on May 3, 1991 10,000 shares were issued to one (1) person; on June 14, 1991 25,000 shares were issued to four (4) persons; on August 19, 1991 12,500 shares were issued to one
(1) person; on September 5, 1991 one (1) person received 25,000 shares; on October 2, 1991 one (1) person received 7,000 shares; on October 22, 1991 two
(2) persons received 5,000 shares; on December 10, 1991 two (2) persons received 42,000 shares; and on December 30, 1991 there were 304,000 shares issued to four
(4) persons. On all of the transactions in 1991, the exemption from registration was claimed pursuant to the provisions of the Securities Act of 1933, as amended. As of December 31, 1991 there were 1,227,329 shares issued and outstanding.

         i. In 1992, there were six (6) securities transactions. On February 10, 1992 three (3) persons received 128,000 shares; on February 26, 1992 one (1) person received 72,000 shares; on June 6, 1992 three (3) persons received 174,420 shares; on September 8, 1992 there were 160,000 shares issued to three
(3) persons;  and on December 17, 1992 there were 258,000 shares issued to three
(3) persons. As of December 31, 1992, there were 2,028,749 shares issued and outstanding. The exemption from registration was claimed under the provisions of
Section 4(2) of the Securities Act of 1933, as amended.

         j. The company was inactive and no shares were issued in 1994 or 1995.

         k. There was an issuance of 236,251 shares to one (1) person in 1996. The exemption under the provisions of Section 4(2) of the Securities Act of 1933, as amended, is claimed.

         l. There were no transactions in 1997.

         m. In 1988, there was a six (6) to one (1) reverse split. At this point, there were 500,000 shares outstanding as of October 21, 1998. On July 31, 1998, prior to the reverse split, 700,000 shares were issued to four (4) persons. On October 23, 1998 9,500,000 shares were issued to one (1) person. The company's name was changed to InterLink Communications Group Inc. The year end balance was 10,000,000 shares. All issuances of securities were claimed under the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

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

         n. In 1999, effective May 22, 1999, the company changed its name to EnterTech Media Group, Inc. There were eight (8) separate securities transactions. On February 10, 1999 250,000 shares were issued to one (1) person; on May 21, 1999 one (1) persons received 400,000 shares; on June 14, 1999 one
(1) person received 500,000 shares; on October 22, 1999 one (1) persons received 20,000 shares; on October 29, 1999 two (2) persons received 10,000 shares; on December 9, 1999 100,000 shares were issued to one (1) persons; and 250,000 shares were returned to the treasury on December 14, 1999. There were 11,030,000 shares issued and outstanding as of the year end of 1999. On all 1999 securities transactions, the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, is claimed.

         o. On April 10, 2000, 5,000,000 shares were issued to a corporation in a stock exchange. On August 2, 2000, 5,000 shares were issued to one (1) person. On August 14, 2000, 2,000,000 shares were issued to a corporation in a stock exchange. On August 14, 2000 one (1) individual received 5,000 shares of stock. The 5,000,000 shares referred to above issued on April 10, 2000 were cancelled on August 17, 2000. On September 14, 2000, 5,304,000 shares were issued to forty
(40) persons who are not residents of the United States. This transaction was made in accordance with Regulation S. All stock certificates are restricted and bear a legend. On September 27, 2000, 3,666,000 shares were issued in a stock exchange. On October 16, 2000, 1,000,000 shares were issued to one (1) persons. On December 20, 2000, one (1) person received 275,000 shares. Regulation S and
Section 4(2) are the exemptions from registration claimed

         p. There were two (2) transactions in January 2001 involving 115,000 shares. The exemption under Section 4(2) of the Securities Act of 1933, as amended, is claimed.

         q. In general, there are three exemptions from registration claimed in all the transactions detailed above. The 504 exemption was filed with and cleared by the Secretary of State of Nevada. The Regulation S transaction in 2000 had all foreign investors who received stock certificates with a legend imprinted thereon and are restricted for one (1) year. All other transactions which claimed the Section 4(2) of the Securities Act of 1933, as amended, were with persons familiar with the business of the corporation.

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         12. The Rule 504  Prospectus  is attached as Exhibit  "A".  The company understand that the sales agent is deceased.

         13. The Rule 504 of 1987 business plan was followed until 1990 when the company had a change in equity and management control.

         14. The prospectus is attached as Exhibit "A".

         15. All individuals who received stock pursuant to Section 4(2) had an opportunity to investigate the business of the company before they invested their time, services, property or funds.

         16. Mr. Walker also is a director of Talk Visual Corp. whose shares are traded under the symbol TVCP on the OTC Bulletin Board market. Talk Visual Corp. is the video-telephone communication business. Mr. Walker also is an officer and director of Harvard Scientific Corp. whose shares are traded under the symbol "VGEN" on the Over-the-Counter Bulletin Board market. Harvard is developing medical treatments for human sexual dysfunction. Mr. Walker also is a director of FilmWorld, Inc. whose shares are traded under the symbol "FWLD" on the Over-the-Counter Bulletin Board market. FilmWorld is in the business of developing and marketing a process for the removal of sulphur from crude and refined oil. Prior to November 28, 2000, Mr. Tolner and Mr. Daly also were directors and were officers of FilmWorld. They have resigned all positions they held with that company.

         17. The company has not entered into any discussions or negotiations concerning a potential merger or acquisition.

         Please let me know if you need additional information regarding this matter. The company appreciates the time you and NASD Regulation have taken to review this matter.

                                              Sincerely,

                                              ENTERTECH MEDIA GROUP, INC.


                                              By: /s/ Mark Tolner
                                              ------------------------------
                                                      Mark Tolner, President

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